Share Capital	3 Months Ended
Mar. 31, 2019
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Share Capital

Note 8—Share Capital

The share capital of Ascendis Pharma A/S consists of 46,927,115 shares at a nominal value of DKK 1, all in the same share class.

On March 5, 2019, the Company entered into an underwriting agreement with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, and Evercore Group L.L.C., as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell 4,166,667 ADSs to the Underwriters (the “March 2019 Offering”). The ADSs were sold at a public offering price of $120.00 per ADS and were purchased by the Underwriters from the Company at a price of $112.80 per ADS. Under the terms of the Underwriting Agreement, the Company granted the Underwriters the right, for 30 days, to purchase from the Company up to 625,000 additional ADSs at the public offering price, less the underwriting commissions. On March 11, 2019, the Underwriters exercised their option in full to purchase the additional 625,000 ADSs.

On March 14, 2019, the March 2019 Offering closed and the Company completed the sale and issuance of an aggregate of 4,791,667 ADSs. The Company received net proceeds from the March 2019 Offering of €480.3 million ($539.4 million) after deducting the Underwriters’ commissions and the Company’s offering expenses.